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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): August 30, 2004

     CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2004,
  providing for the issuance of the CHL Mortgage Pass-Through Trust 2004-18,
             Mortgage Pass-Through Certificates, Series 2004-18).

                                  CWMBS, INC.
            (Exact name of registrant as specified in its charter)

  Delaware                         333-109248              95-4449516
--------------------------------   ----------              ----------
  (State or Other Jurisdiction     (Commission          (I.R.S. Employer
        of Incorporation)         File Number)         Identification No.)

4500 Park Granada
Calabasas, California                                        91302
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(Address of Principal                                      (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Section 9      Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits.
               ----------------------------------

               (a)  Financial statements of business acquired.
                    ------------------------------------------

               Not  applicable.

               (b)  Pro forma financial information.
                    --------------------------------

               Not  applicable.

               (c)  Exhibits.
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               5.1  Legality Opinion of Sidley Austin Brown & Wood LLP.

               8.1  Tax Opinion of Sidley Austin Brown & Wood LLP (included in
                    Exhibit 5.1).

               23.1 Consent of Sidley Austin Brown & Wood LLP (included in
                    Exhibits 5.1 and 8.1).

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  CWMBS, INC.



                                                  By: /s/ Darren Bigby
                                                      ----------------
                                                  Darren Bigby
                                                  Vice President



Dated:  August 30, 2004

                                 Exhibit Index

Exhibit
                                                                        Page

5.1  Legality Opinion of Sidley Austin Brown & Wood LLP                   5

8.1  Tax Opinion of Sidley Austin Brown & Wood LLP (included
    in Exhibit 5.1)                                                       5

23.1 Consent of Sidley Austin Brown & Wood LLP (included in
     Exhibits 5.1 and 8.1)                                                5